Notes Payable and Long-Term Debt	12 Months Ended
Dec. 31, 2018
Notes Payable and Long-term Debt
Notes Payable and Long-Term Debt

Note 7 - Notes Payable and Long-Term Debt

Notes payable under uncommitted lines of credit was $148 million and $162 million as of December 31, 2018 and 2017, respectively. Of the $148 million outstanding as of December 31, 2018,  all was related to foreign subsidiaries, with $79 million denominated in South African rand, $20 million denominated in the Canadian dollar and $12 million denominated in the Zambian kwacha. The weighted average interest rate for outstanding notes payable was 7.76% and 10.48% as of December 31, 2018 and 2017, respectively. The notes payable under the lines of credit are unsecured and do not require compensating balances. Facility fees on these agreements are not material. As of December 31, 2018, Seaboard’s borrowing capacity under its uncommitted lines of credit was reduced by $148 million drawn and $18 million of letters of credit.

Seaboard has a $100 million committed line of credit with Wells Fargo Bank, National Association that had no outstanding balance as of December 31, 2018. During 2018, Seaboard renewed this credit line for another year until September 27, 2019, with no other changes to the agreement. Interest is computed at LIBOR plus 0.50%, and Seaboard incurs an unused commitment fee of 0.09% per annum. This line of credit is secured by certain short-term investments and is subject to standard representations and covenants.

The following table is a summary of long-term debt:

	December 31,
(Millions of dollars)	2018	2017
Term Loan due 2028	$698	$—
Term Loan due 2022	—	484
Foreign subsidiary obligations due 2019 through 2023	81	52
Total long-term debt at face value	779	536
Current maturities of long-term debt and unamortized discount and costs	(40)	(54)
Long-term debt, less current maturities and unamortized discount and costs	$739	$482

On September 25, 2018, Seaboard entered into an Amended and Restated Term Loan Credit Agreement (“Credit Agreement”) with CoBank, ACB, Farm Credit Services of America, PCA, and the lenders party thereto. This Credit Agreement replaced Seaboard Foods LLC’s (“Seaboard Foods”) $500 million unsecured term loan with a $700 million unsecured term loan (“Term Loan”) and extended the maturity from December 4, 2022 to September 25, 2028. Seaboard received proceeds of $220 million, net of certain costs, of which some were capitalized and amortized to interest expense using the effective interest method. The Term Loan provides for quarterly payments of the principal balance pursuant to the revised amortization schedule set forth in the Credit Agreement, with the balance due on the maturity date. The Term Loan bears interest at fluctuating rates based on various margins over a Base Rate, LIBOR or a Quoted Rate, at the option of Seaboard. The interest rate was 4.15% and 3.20% as of December 31, 2018 and 2017, respectively.

The Term Loan requires, among other terms, the maintenance of certain ratios involving a maximum debt to capitalization ratio, which shall not exceed 50% at the end of any fiscal quarter, and minimum tangible net worth, as defined, of not less than $2,500 million plus 25% of cumulative consolidated net income. The Term Loan also includes restrictions of certain subsidiaries to grant liens on assets, incur indebtedness over 15% of consolidated tangible net worth, make certain acquisitions, investments and asset dispositions in excess of specified amounts, and limits aggregate dividend payments to $100 million per year under certain circumstances. Seaboard has guaranteed all obligations of Seaboard Foods under the Term Loan.

Foreign subsidiary long-term debt is primarily denominated in euros and U.S. dollars. In conjunction with the acquisition discussed in Note 2, Seaboard incurred a euro-denominated note payable due to the sellers valued at $44 million as of December 31, 2018. The change in value from the date of acquisition to the current reporting period reflects foreign currency fluctuations and the accretion of the discount to the note payable face value over the term that is recorded as additional interest expense. This foreign subsidiary obligation bears interest at an annual rate of 3.25%, with interest due annually on the anniversary date, until maturity on January 5, 2021. Seaboard’s Sugar and Alcohol segment, which is on a one-month lag, refinanced certain notes payable with short-term loans valued at approximately $29 million and $32 million as of December 31, 2018 and 2017, respectively. The outstanding short-term loan as of December 31, 2018 incurs a fixed rate of interest of 3.10% and matures on December 20, 2018. The outstanding short-term loan as of December 31, 2017 incurred a fixed rate of interest of 23% and matured on February 7, 2018. The weighted average interest rate of all foreign subsidiary debt was 3.80% and 21.80% as of December 31, 2018 and 2017, respectively. All of the foreign subsidiary debt is guaranteed by Seaboard, except $2 million is secured by property, plant and equipment.

Seaboard was in compliance with all restrictive debt covenants relating to these agreements as of December 31, 2018. The aggregate minimum principal payments required on long-term debt as of December 31, 2018 were as follows: $39 million in 2019, $9 million in 2020, $53 million in 2021, $8 million in 2022, $7 million in 2023 and $663 million thereafter.